UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period:   12/31/12

Item 1.  Reports to Stockholders.

THE GIRALDA FUND™

SEMI-ANNUAL REPORT

December 31, 2012

Ticker Symbol

Manager Shares – GDAMX

Class I Shares - GDAIX

1-855-GIRALDA

www.thegiraldafund.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Giralda Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

December 31, 2012

Dear Shareholders,

This letter provides a report on The Giralda Fund’s performance during 2012, our portfolio activities during the year, and our outlook for 2013.

2012 Review

The objective of the Fund is to seek long-term capital appreciation. More specifically, the goal is to deliver returns that are commensurate with those of equity markets during bull markets while — through a number of integrated risk management strategies — reducing drawdowns during bear markets and market crashes.

For the full year 2012, Fund performance was +9% for the manager class (GDAMX) and +8 % for Class I (GDAIX). Over the same period, the total returns (including reinvested dividends) for several pertinent equity benchmark indexes were:

•	S&P 500 Stock Index	+16%
• •	Dow Jones Industrial Average MSCI USA Min Vol Stock Index	+10% +11%

The primary risk management strategy within the Fund is momentum-based sector rotation, which is designed to protect against a protracted equity market decline, i.e., a bear market.  The year 2012 did not represent a bear market; in such a year, the Fund’s objective is to simply participate in the broad market upturn. While the Fund delivered on this expectation, it should be pointed out that 2012 was a challenging year for even the most successful, time-tested, and popular momentum sector rotation strategies. This was due to the numerous whipsaw movements in the equity market — the most difficult type of environment for momentum strategies. Nevertheless, the Fund delivered returns similar to other equity indexes, particularly those that are designed to exhibit lower volatility, such as the MSCI index above.

An integral part of the Fund’s sector rotation strategy is “stable weighting” among the sectors. Studies have shown, and our own analysis and modeling have confirmed, that establishing baseline sector weights and periodically rebalancing to them tends to outperform, over the long term, indexes that are market-cap-weighted (such as the S&P 500) and whose sector weights therefore fluctuate throughout the year. This source of this benefit is the rebalancing activity; the baseline weights themselves are less important. At Fund inception, we established the baseline weights as equal among the sectors. In late

2012, we began the process of shifting the baseline weights in an orderly and opportunistic way (e.g., timing the shifts by sector in recognition of the relative valuation level of each sector). Once the transition is complete, the stable weights will be higher for the finance and technology sectors, and lower for the materials, telecommunications, and utilities sectors. We expect to maintain those stable weights indefinitely. The purpose of the shift is to track the S&P 500 more closely day-by-day, while still capturing the long-term benefits (from rebalancing) that accrue to stable weighting.

The second major risk management strategy within the Fund is “tail risk hedging,” designed to provide meaningful protection against sudden crashes in the equity markets, while creating minimal drag on the portfolio in normal market environments.  In 2012, a year absent such market crashes, the tail risk hedges within the Fund created a performance drag of approximately 1.5%. While we would ideally prefer the drag to be close to zero in an environment such as 2012, we believe the drag was less than would have been the case with other, more traditional and less efficient, hedges such as equity put options or more popular volatility-related products such as VQT.

Since the launch of the Fund in July 2011, tail risk hedging products have continued to evolve. There is currently a greater variety of products available, which allows for greater diversification among strategies.  Many products are designed to provide more stable returns during normal markets while still providing downside protection during rapid market declines. This makes them potentially more efficient, meaning less exposure would be needed in order to provide adequate protection.  As a result,

we have attempted to increase the diversity of these tail-risk hedging strategies while simultaneously decreasing their size in the aggregate. As this field continues to evolve, we remain alert for ways to improve the Fund’s tail-risk hedge portfolio.

There is a third risk management technique we employ within the Fund on a tactical basis, that is the purchase of short-term put options on equity index funds when we believe equities are subject to unusual downside risk and the puts are attractively priced. Accordingly, we purchased puts in the fourth quarter as extra protection against the possibility of the U.S. economy going over the “fiscal cliff.” These puts did have a cost and created a drag of less than 1% on overall return.

Dividend Payment

On December 26, 2012 the Fund paid a dividend of $0.0039 per share. With this payment, the Fund paid $0.0562 per share in dividends in 2012.

Investment Outlook

Although Congress temporarily averted the fiscal cliff with The American Taxpayer Relief Act of 2012, battles lie ahead with regard to the debt ceiling and government program spending. Against this backdrop, the fundamentals supporting the economy are moving in a positive direction: home prices are on the rise, the unemployment rate is showing improvement, and U.S. inflation is holding steady. We believe that economic progress will continue to be made throughout 2013, but will be modest. Any breakthroughs or setbacks in the resolution of the European debt situation will also be reflected in future market performance.

Diversification as a fundamental risk management tool is especially important in an environment where short-term market disruptions could be initiated as much by political activity or investor emotion as by actual economic developments.  Proactive risk management designed to protect against the downside is essential to being prepared for market volatility and is only one aspect of a broadly diversified portfolio.

We believe the best investment strategy in times like these is to be fully invested, but fully alert, and to explicitly and aggressively manage the downside risk. This is what The Giralda Fund does on your behalf, and why we continue to believe that the Fund represents a prudent core equity holding that enhances the overall diversification of your portfolio.

As we have said from the beginning, the true value of an investment like The Giralda Fund is evidenced over several market cycles spanning both bull and bear markets, and particularly following sudden and substantial market declines. Over the long term, upside participation and downside protection is the surest path to long-term wealth creation.

Thank you for your confidence and support. It is a privilege to serve you.

Sincerely,

Jerry Miccolis	Marina Goodman	Jeremy T. Welther
Portfolio Manager	Portfolio Manager	Portfolio Manager

0139-NLD-1/15/2013

The Giralda Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2012
	Shares	Value

EXCHANGE TRADED FUNDS - 94.9%
EQUITY FUNDS - 94.9%
Consumer Discretionary Select Sector SPDR Fund	490,900	$ 23,283,387
Consumer Staples Select Sector SPDR Fund	642,300	22,371,309
Health Care Select Sector SPDR Fund	572,300	22,863,385
Industrial Select Sector SPDR Fund	615,400	23,323,660
iShares Dow Jones US Energy Sector Index Fund	563,200	23,001,088
iShares Dow Jones US Financial Sector Index Fund	345,900	20,996,130
iShares Dow Jones US Technology Sector Index Fund	447,900	31,675,488
iShares Dow Jones US Telecommunications Sector Index Fund	434,900	10,550,674
Materials Select Sector SPDR Fund	566,500	21,266,410
Utilities Select Sector SPDR Fund	299,550	10,469,273
(Cost - $196,850,070)		209,800,804

STRUCTURED NOTES - 2.7%
JPMorgan Chase Due 1/18/13*	5,000,000	6,145,500
(Cost - $5,000,000)

OPTIONS PURCHASED - 0.3%
CALL OPTIONS PURCHASED - 0.1%	Contracts**
SPDR S&P 500 ETF Trust	3,050	76,250
Expiration January 2013, Exercise Price $148.00
SPDR S&P 500 ETF Trust	7,550	113,250
Expiration January 2013, Exercise Price $149.00
TOTAL CALL OPTIONS PURCHASED (Cost - $337,553)		189,500

PUT OPTIONS PURCHASED - 0.2%
SPDR S&P 500 ETF Trust	3,050	118,950
Expiration January 2013, Exercise Price $134.00
SPDR S&P 500 ETF Trust	7,550	332,200
Expiration January 2013, Exercise Price $135.00
TOTAL PUT OPTIONS PURCHASED (Cost - $1,151,392 )		451,150

TOTAL OPTIONS PURCHASED ( Cost - $1,488,945)		640,650

SHORT-TERM INVESTMENTS - 1.1%
MONEY MARKET FUND - 1.1%	Shares
Short-Term Investments Trust - STIC Prime Portfolio - Private Class - 0.02% +	2,411,762	2,411,762
(Cost - $2,411,762)

TOTAL INVESTMENTS - 99.0% ( Cost - $205,750,777) (a)		$ 218,998,716
OTHER ASSETS LESS LIABILITIES - 1.0%		2,105,320
NET ASSETS - 100.0%		$ 221,104,036

The accompanying notes are an integral part of these financial statements.

The Giralda Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2012

+ Money Market Fund; Interest rate reflects seven-day effective yield on December 31, 2012.
* Non-income producing security
** Each Purchased Call/Put Option contract allows the Fund to purchase/sell 100 shares of the underlying security at the exercise price.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $207,263,988 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:		$ 12,583,023
	Unrealized Depreciation:		(848,295)
	Net Unrealized Appreciation:		$ 11,734,728

TOTAL RETURN SWAP CONTRACTS:	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)

Index swap on Barclays VIX Straddle Strategy Three Strikes Excess Return‐ to receive Total Return vs. Fee (1.5%(Days/365))	$ 5,000,000	12/18/2013	$ (346,416)
Index swap on Barclays Capital Dynamic VIX Alpha Strategy ER ‐ to receive Total Return vs. Fee (0%(Days/365))	10,000,000	8/21/2013	(433,821)
Index swap on Barclays Capital ASTRO Variable US Excess Return Index‐ to receive Total Return vs. Fee (0%(Days/365))	10,000,000	8/21/2013	5,899
Index swap on Shiller Barclays CAPE US Sector Market Hedged ER USD Index ‐ to receive Total Return vs. Fee (1%(Days/365))	8,750,000	12/18/2013	27,625
Index swap on Barclays US Q-MA Excess Return Index ‐ to receive Total Return vs. Fee (0%(Days/365))	8,750,000	12/18/2013	16,899
Index swap on Barclays Cross Asset Trend Index - Equity Volatility Excess Return ‐ to receive Total Return vs. Fee (0.5%(Days/365))	2,500,000	12/18/2013	(170,855)
Index swap on SGI VI Vega Neutral Index ‐ to receive Total Return vs. Fee (0.5%(Days/360))	20,000,000	1/6/2014	29,876
Index swap on Societe Generale ‐ to receive Total Return vs. Fee (0%(Days/360))	35,000,000	8/27/2013	190,365
Net unrealized depreciation on swap contracts:			$ (680,428)

The accompanying notes are an integral part of these financial statements.

The Giralda Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2012

Assets:
Investments in Securities at Market Value (identified cost $205,750,777)	$ 218,998,716
Deposit with Broker	540,000
Dividends and Interest Receivable	1,013,281
Receivable for Fund Shares Sold	1,325,660
Prepaid Expenses and Other Assets	14,757
Total Assets	221,892,414

Liabilities:
Accured Advisory Fees	5,088
Payables to Other Affiliates	34,692
Accrued Interest Payable - Swaps	31,886
Unrealized Depreciation on Swap Contracts	680,428
Accrued Expenses and Other Liabilities	36,284
Total Liabilities	788,378

Net Assets	$ 221,104,036

Composition of Net Assets:
At December 31, 2012, Net Assets consisted of:
Paid-in-Capital	$ 229,916,159
Undistributed Net Investment Income	1,876,633
Accumulated Net Realized Loss From Investments,
Option Contracts and Swap Contracts	(23,256,267)
Net Unrealized Appreciation on Investments,
Option Contracts and Swap Contracts	12,567,511
Net Assets	$ 221,104,036

Net Asset Value Per Share
Manager Shares
Net Assets	$ 214,565,784
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	22,531,370
Net Asset Value, Offering Price and Redemption Price per Share ($214,565,784/22,531,370 shares outstanding)	$ 9.52

Class I Shares
Net Assets	$ 6,538,252
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	696,784
Net Asset Value, Offering Price and Redemption Price per Share ($6,538,252/696,784 shares outstanding)	$ 9.38

The accompanying notes are an integral part of these financial statements.

The Giralda Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended December 31, 2012

Investment Income:
Dividend Income	$ 2,568,564
Interest Income	606
Total Investment Income	2,569,170

Expenses:
Investment Advisory Fees	1,120,534
Administration Fees	67,033
Registration and Filing Fees	30,246
Fund Accounting Fees	27,253
Transfer Agent Fees	17,644
Custody Fees	14,937
Chief Compliance Officer Fees	9,835
Audit Fees	7,560
Printing Expense	7,545
Trustees' Fees	3,028
Legal Fees	1,124
Insurance Expense	237
Miscellaneous Expenses	30,187
Total Expenses	1,337,163
Less: Investment Advisory Fees Waived	(1,094,286)
Net Expenses	242,877
Net Investment Income	2,326,293

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	1,621,152
Swap Contracts	(2,979,364)
(1,358,212)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	5,113,618
Swap Contracts	(1,129,774)
Options Purchased	(848,295)
3,135,549

Net Realized and Unrealized Gain on Investments	1,777,337

Net Increase in Net Assets Resulting From Operations	$ 4,103,630

The accompanying notes are an integral part of these financial statements.

The Giralda Fund
STATEMENTS OF CHANGES IN NET ASSETS
December 31, 2012

	For the Six Months	Period
	ended	ended
	December 31, 2012	June 30, 2012*
Operations:	(Unaudited)
Net Investment Income	$ 2,326,293	$ 2,355,890
Net Realized Loss on Investments and Swaps	(1,358,212)	(22,541,249)
Net Change in Unrealized Appreciation (Depreciation) on
Investments, Swaps and Options Purchased	3,135,549	9,431,962
Net Increase (Decrease) in Net Assets
Resulting From Operations	4,103,630	(10,753,397)

Distributions to Shareholders From:
Net Investment Income:
Manager Class ($0.00** and $0.09 per share, respectively)	(89,778)	(2,061,203)
Class I Shares ($0.00** and $0.09 per share, respectively)	(2,552)	(37,896)
Total Distributions to Shareholders	(92,330)	(2,099,099)

Capital Share Transactions:
Manager Class
Proceeds from Shares Issued	12,892,498	256,371,007
Distributions Reinvested	89,777	2,061,203
Cost of Shares Redeemed	(13,142,752)	(35,367,528)
Redemption Fees	287	2,927
	(160,190)	223,067,609

Class I
Proceeds from Shares Issued	4,914,864	5,765,748
Distributions Reinvested	2,035	36,206
Cost of Shares Redeemed	(1,768,210)	(1,912,912)
Redemption Fees	9	73
	3,148,698	3,889,115

Net Increase from Capital Share Transactions	2,988,508	226,956,724

Total Net Increase in Net Assets	6,999,808	214,104,228

Net Assets:
Beginning of Period	214,104,228	-
End of Period (including undistributed net investment
Income (Loss) of $1,876,633 and $(357,330)	$ 221,104,036	$ 214,104,228

*The Giralda Fund commenced operations on July 19, 2011
** Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Giralda Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Six Months	Period
	ended	Ended
	December 31, 2012	June 30, 2012*
	(Unaudited)
SHARE ACTIVITY
Manager Class
Shares Sold	1,359,137	26,173,609
Shares Reinvested	9,460	230,087
Shares Redeemed	(1,373,457)	(3,867,466)
Net increase (decrease) in shares of beneficial interest outstanding	(4,860)	22,536,230

Class I
Shares Sold	516,850	581,516
Shares Reinvested	218	4,086
Shares Redeemed	(189,642)	(216,244)
Net increase in shares of beneficial interest outstanding	327,426	369,358

*The Giralda Fund commenced operations on July 19, 2011

The accompanying notes are an integral part of these financial statements.

The Giralda Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Manager Class
	For the Six Months		For the Period
	Ended		Ended
	December 31, 2012		June 30, 2012 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$ 9.35		$ 10.00
From Operations:
Net investment income (a)	0.10		0.11
Net gain (loss) from investments
(both realized and unrealized)	0.07		(0.67)
Total from operations	0.17		(0.56)

Distributions to shareholders from
net investment income	(0.00)	(g)	(0.09)
Total distributions	(0.00)		(0.09)

Paid in capital from redemption fees (g)	0.00		0.00

Net Asset Value, End of Period	$ 9.52		$ 9.35

Total Return (b)(d)	1.86%		(5.53)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 214,566		$ 210,684
Ratio of expenses to average net assets,
before reimbursement (c) (e)	1.19%		1.25%
net of reimbursement (c) (e)	0.19%		0.25%
Ratio of net investment income to average net assets (c) (e) (f)	2.09%		1.24%
Portfolio turnover rate (d)	133%		571%

__________
(1) The Giralda Fund commenced operations on July 19, 2011
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) Annualized.
(d) Not annualized.
(e) Does not include the expenses of other investment companies in which the Fund invests.
(f) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Giralda Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Class I
	For the Six Months		For the Period
	Ended		Ended
	December 31, 2012		June 30, 2012 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$ 9.26		$ 10.00
From Operations:
Net investment income (a)	0.07		0.01
Net gain (loss) from investments
(both realized and unrealized)	0.05		(0.66)
Total from operations	0.12		(0.65)

Distributions to shareholders from
net investment income	(0.00)	(g)	(0.09)
Total distributions	(0.00)		(0.09)

Paid in capital from redemption fees (g)	0.00		0.00

Net Asset Value, End of Period	$ 9.38		$ 9.26

Total Return (b)(d)	1.34%		(6.43)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 6,538		$ 3,420
Ratio of expenses to average net assets,
before reimbursement (c) (e)	1.20%		1.25%
net of reimbursement (c) (e)	1.20%		1.25%
Ratio of net investment income to average net assets (c) (e) (f)	1.45%		0.09%
Portfolio turnover rate (d)	133%		571%

__________
(1) The Giralda Fund commenced operations on July 19, 2011
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) Annualized.
(d) Not annualized.
(e) Does not include the expenses of other investment companies in which the Fund invests.
(f) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Giralda Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

December 31, 2012

1.

ORGANIZATION

The Giralda Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund offers three classes of shares designated as Manager Class, Class I and Class A.  Each class represents an interest in the same assets of the Fund and classes are identical.  The primary investment objective of the Fund is capital appreciation.  Class A has not commenced operations.  The Fund commenced operations on July 19, 2011.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.   Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

In unusual circumstances, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process -  This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these

The Giralda Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

December 31, 2012

 groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the

The Giralda Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

December 31, 2012

marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$ 209,800,804	$ -	$ -	$ 209,800,804
Structured Notes	-	6,145,500	-	$ 6,145,500
Options	640,650			$ 640,650
Short-Term Investments	2,411,762	-	-	$ 2,411,762
Total	$ 212,853,216	$ 6,145,500	$ -	$ 218,998,716
Liabilities
Open Swap Contracts	$ -	$ 680,428	$ -	$ 680,428
Total	$ -	$ 680,428	$ -	$ 680,428

The Fund did not hold any Level 3 securities during the period.

There were no transfers into and out of Level 1 and Level 2 during the current period presented.

It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

See Schedule of Investments for Industry Classification.

Exchange Traded Funds - The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Structured Notes – There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes a Fund invests in, which may make it difficult for that Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation.  The Fund bears the risk of loss of the amount expected to be received in the event of default or bankruptcy of the issuer.

Swap Agreements – The Fund is subject to equity price risk and/or interest rate risk in the normal course of pursuing its respective investment objectives. The Fund may hold fixed-rate bonds, the value of which may decrease if interest rates rise and equities subject to equity price risk.   The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The Giralda Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

December 31, 2012

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Fund segregates liquid assets as collateral, having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities.  The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.  When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As the writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Derivatives Disclosure –

Fair Values of Derivative Instruments in the Fund as of December 31, 2012:

Statements of Assets and Liabilities	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value

Unrealized Depreciation on Swap Contracts
Equity contracts	Investments in Securities	$ 640,650		$ 680,428

		$ 640,650		$ 680,428

The Giralda Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

December 31, 2012

The effect of Derivative Instruments on the Statements of Operations for the six months ended December 31, 2012:

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Equity contracts	Net realized gain (loss) on swap contracts/
	Net change in unrealized appreciation (depreciation) on swap contracts	$ (2,979,364)	$ (1,129,774)

Equity contracts	Net change in unrealized appreciation (depreciation) on options purchased	-	(848,295)

Total		$ (2,979,364)	$ (1,978,069)

The derivative instruments outstanding as of December 31, 2012 as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP.

The Giralda Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

December 31, 2012

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year.  Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Brinton Eaton (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% of the average daily net assets of the Fund.  For the six months ended December 31, 2012, the Adviser earned advisory fees of $1,120,534.  The Adviser has voluntarily agreed to waive its management fee for the Manager Class.  The Advisor voluntarily waived $1,094,286 of its Advisory Fee.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds, or extraordinary expenses such as litigation) at least until October 31, 2013, so that the total annual operating expenses of the Fund do not exceed 0.30% and 1.30% of the average daily net assets of Manager Class and Class I shares, respectively.  Contractual waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived.  As of December 31, 2012, there were no contractually waived fees subject to recapture.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that will be calculated by the Fund at an annual rate of 0.25% of the average daily new assets attributable to Class A.

The Giralda Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

December 31, 2012

Class A did not commence operations during the six months ended December 31, 2012.  During the six months ended December 31, 2012, the Fund did not pay distribution related charges pursuant to the Plan.

Trustees – Effective April 1, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended December 31, 2012, amounted to $289,072,474 and $287,362,423, respectively.

5.           REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund.  For the six months ended December 31, 2012, the Fund assessed $296 in redemption fees.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following period was as follows:

Fiscal Year Ended
June 30, 2012
Ordinary Income	$ 2,099,099
Long-Term Capital Gain	-

As of June 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital	Unrealized	Total
Ordinary	Long-Term	and Late Year	Loss Carry	Appreciation/	Accumulated
Income	Gains	Losses	Forwards	(Depreciation)	Earnings/(Deficits)
$ 92,016	$ -	$ -	$ (20,375,844)	$ 7,460,405	$ (12,823,423)

The difference between book basis and tax basis unrealized appreciation, undistributed ordinary income and accumulated net realized loss from security transactions is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market on open swap contracts.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund, including unlimited carryover on future capital losses.  At June 30, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-term	Long-term	Total	Expiration
$ (20,375,844)	$ -	$ (20,375,844)	Non-expiring

The Giralda Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

December 31, 2012

7.

RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.

SUBSEQUENT EVENTS

At a meeting of the Board, held on November 15, 2012, Brinton Eaton Associates, Inc. (“Brinton Eaton”), adviser to The Giralda Fund (the “Fund”), notified the Board that it is restructuring its operations, whereby Giralda Advisors, LLC (“Giralda”), a newly formed subsidiary of Brinton Eaton, would begin providing advisory services to the Fund, subject to shareholder approval.  The Board approved an interim management agreement between the Trust and Giralda, which became effective on December 20, 2012.  Shareholders will receive a proxy notifying them of the change and a new management agreement between the parties that will be effective upon shareholder approval.

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

The Giralda Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

December 31, 2012

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Expense Ratio	Expenses Paid During the Period* (7/1/12 to 12/31/12)
Actual
Manager Class	$1,000.00	$1,018.60	0.19%	$ 0.97
Class I	$1,000.00	$1,013.40	1.20%	$ 6.09
Hypothetical (5% return before expenses)
Manager Class	$1,000.00	$1,024.25	0.19%	$ 0.97
Class I	$1,000.00	$1,019.16	1.20%	$ 6.11

   *Expenses Paid During Period are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the period ended December 31, 2012).

PORTFOLIO COMPOSITION* (Unaudited)

Exchange Traded Funds	95.8%
Structured Notes	2.8%
Short-Term Investments	1.1%
Options	0.3%
100.0%

*Based on Portfolio Market Value as of December 31, 2012.

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT*

In connection with a regular meeting held on February 23, 2011 the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Brinton Eaton Associates, Inc. (d.b.a. Brinton Eaton)(“Brinton Eaton” or the “Adviser”) and the Trust, on behalf of The Giralda Fund (“Giralda” or the “Fund”).  In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  A presentation was given by representatives of the Adviser regarding the Fund’s investment strategies.  The Trustees discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed the capitalization of the Adviser based on financial information provided by the firm in the Board materials, and other representation by the Adviser and concluded that the Adviser was sufficiently well capitalized, or has other resources to meet its obligations to the Trust.  The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because the Fund has not yet commenced operations, the Trustees could not consider its investment performance of the Fund.  However, the Board, including the Independent Trustees, considered the past performance of the Adviser’s separate accounts (other than its conservative strategy) for the past seven years as compared to the S&P 500 Index and Barclay’s U.S. Aggregate Bond Index.   The Board concluded that the Adviser has potential to deliver favorable performance.

Fees and Expenses.  The Board noted that the Adviser would charge a 1.00% annual advisory fee based on the average net assets of the Fund.  The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, was acceptable in light of the quality of the services the Fund expected to receive from the Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  It was the consensus of the Board that based on the anticipated size of Fund for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund, based on the materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund of which there were none. They also considered the profits to be realized by the Adviser from other activities related to the Fund. The Trustees concluded that because of the Fund’s expected asset levels, they Board was satisfied that the Adviser’s level of profitability from its relationship with the Fund would not be excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 6-month period ending December 31st as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-GIRALDA or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-855-GIRALDA

Investment Adviser

Brinton Eaton

One Giralda Farms, Suite 130

Madison, NJ 07940

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/7/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/7/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/7/13